EXHIBIT 99.1

Colony Bankcorp, Inc. Announces Second Quarter Results

FITZGERALD, Ga., July 20, 2007 (PRIME NEWSWIRE) -- Colony Bankcorp, Inc. (Nasdaq:CBAN), today reported record quarterly net income of $2,702,000 for the second quarter of 2007, up 3.52 percent from second quarter 2006 net income of $2,610,000. Diluted earnings per share for the second quarter of 2007 were $0.38 per share compared to $0.36 per share for the same year ago period or an increase of 5.56 percent. Annualized return on assets for the quarter was 0.91 percent and return on equity was 13.58 percent, compared to 0.90 percent and 14.80 percent for the same year ago period, respectively. Net interest margin improved to 3.86 percent for second quarter 2007 from 3.70 percent for first quarter 2007; however, due to sluggish loan activity and the flat to slightly inverted yield curve, net interest margin is below the 3.95 percent for second quarter 2006.

Net income for the six months ended June 30, 2007 was $5,176,000 or $0.72 per share as compared to $4,919,000, or $0.69 per share for the same year ago period. Earnings per share reflect an increase of 4.35 percent from a year ago. Annualized return on assets for the six months ended June 30, 2007 was 0.86 percent and return on equity was 13.17 percent, compared to 0.87 percent and 14.10 percent for the six months ended June 30, 2006, respectively.

Total assets increased 2.96 percent to $1,203,777,000 on June 30, 2007 from $1,169,161,000 a year ago. Net loans increased 4.44 percent to $940,786,000 on June 30, 2007 from $900,781,000 a year ago. Total deposits increased 1.66 percent to $1,021,743,000 on June 30, 2007 from $1,005,086,000 a year ago. Shareholders' equity on June 30, 2007 was $79,858,000 and equaled 6.63 percent of total assets.

The company's focus on credit quality resulted in an outstanding quarter as the ratio of non-performing assets to loans and other real estate on June 30, 2007 was 0.72 percent as compared to 1.00 percent on June 30, 2006 and 0.96 percent on December 31, 2006. Total nonperforming assets decreased $2,183,000 to $6,865,000 on June 30, 2007 from $9,048,000 on December 31, 2006, or a decrease of 24.13 percent. The second quarter 2007 provision for loan losses were $914,000 compared to $1,047,000 for the same period in 2006, while year to date 2007 provision for loan losses were $1,828,000 compared to $1,969,000 for the same year ago period. Net charge-offs for the quarter were 0.05 percent of average loans, up from 0.02 percent for the second quarter of 2006, while net charge-offs for the six months ended June 30, 2007 were 0.13 percent, up from 0.12 percent for the same year ago period. The loan loss reserve of $12,647,000 on June 30, 2007 was 1.33 percent of total loans, which provided coverage of 232.87 percent of non-performing loans and 184.22 percent of non-performing assets, compared to 187.43 percent and 127.34 percent on June 30, 2006, respectively.

During the quarter the board of directors increased the quarterly cash dividend to $0.09 per share compared to $0.0875 per share in the first quarter of 2007 and to the cash dividend of $0.08 per share in the second quarter of 2006. The second quarter dividend payment represents an increase of 12.50 percent over the dividend payment in second quarter 2006.

Colony Bankcorp, Inc. is a multi-bank holding company headquartered in Fitzgerald, Georgia that consists of the following subsidiaries: Colony Bank of Fitzgerald, Colony Bank Wilcox, Colony Bank Ashburn, Colony Bank of Dodge County, Colony Bank Worth, Colony Bank Southeast, Colony Bank Quitman, FSB, Georgia First Mortgage Company and Colony Management Services, Inc. The Company conducts a general full service commercial, consumer and mortgage banking business through twenty-nine offices located in the middle and south Georgia cities of Fitzgerald, Warner Robins, Centerville, Ashburn, Leesburg, Cordele, Albany, Thomaston, Columbus, Sylvester, Tifton, Moultrie, Douglas, Broxton, Savannah, Eastman, Chester, Soperton, Rochelle, Pitts, Quitman and Valdosta, Georgia.

Colony Bankcorp, Inc. Common Stock is quoted on the Nasdaq National Market under the symbol "CBAN".

Certain statements contained in the preceding release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the Company's future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "targeted" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Forward-looking statements speak only as of the date on which such statements are made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements.

                         COLONY BANKCORP, INC.
                   FINANCIAL HIGHLIGHTS (UNAUDITED)
              DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                             QUARTER ENDED           YEAR-TO-DATE
   EARNINGS SUMMARY      06/30/07    06/30/06    06/30/07    06/30/06
                         --------    --------    --------    --------
 Net Interest Income     $ 10,825    $ 10,680    $ 21,276    $ 20,613
 Provision for Loan
  Losses                      914       1,047       1,828       1,969
 Non-interest Income        2,056       2,018       4,166       3,626
 Non-interest Expense       7,965       7,599      15,874      14,686
 Income Taxes               1,300       1,442       2,564       2,665
 Net Income                 2,702       2,610       5,176       4,919
 Operating Income           2,701       2,610       5,053       4,919

                         COLONY BANKCORP, INC.
                   FINANCIAL HIGHLIGHTS (UNAUDITED)
              DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                             QUARTER ENDED           YEAR-TO-DATE
                         06/30/07    06/30/06    06/30/07    06/30/06
                        ---------   ---------   ---------   ---------
 PER SHARE SUMMARY

 Common Shares
  Outstanding           7,204,775   7,190,535   7,204,775   7,190,535
 Weighted Average
  Diluted Shares        7,197,645   7,177,367   7,196,193   7,175,018
 Net Income Per
  Weighted Average
  Diluted Shares        $    0.38   $    0.36   $    0.72   $    0.69
 Operating Income Per
  Weighted Average
  Diluted Shares        $    0.38   $    0.36   $    0.70   $    0.69
 Dividends Declared
  Per Share             $    0.09   $    0.08   $  0.1775   $  0.1575

 OPERATING RATIOS (1)

 Net Interest
  Margin (a)                 3.86%       3.95%       3.78%       3.87%
 Return on Average Assets
  Based on Net Income        0.91%       0.90%       0.86%       0.87%
 Return on Average Assets
  Based on Operating Income  0.91%       0.90%       0.84%       0.87%
 Return on Average Equity
  Based on Net Income       13.58%      14.80%      13.17%      14.10%
 Return on Average Equity
  Based on Operating
  Income                    13.57%      14.80%      12.86%      14.10%
 Efficiency (b)             61.40%      59.58%      61.98%      60.31%

                                                  QUARTER ENDED
 ENDING BALANCES                             06/30/07       06/30/06
                                             --------       --------
 Total Assets                              $1,203,777     $1,169,161
 Loans Held for Sale                              380             --
 Loans, Net of Reserves                       940,406        900,781
 Allowance for Loan Losses                     12,647         11,658
 Goodwill                                       2,412          2,412
 Intangible Assets                                420            469
 Deposits                                   1,021,743      1,005,086
 Stockholders' Equity                          79,858         71,051
 Book Value Per Share                      $    11.08     $     9.88
 Tangible Book Value Per Share             $    10.69     $     9.48
 Shareholders' Equity to Total Assets            6.63%          6.08%

 (1) Annualized.
 (a) Computed using fully taxable-equivalent net income.
 (b) Computed by dividing non-interest expense by the sum of fully taxable-equivalent net interest income and non-interest income and excluding any security gains/losses.

                   COLONY BANKCORP, INC.
              FINANCIAL HIGHLIGHTS (UNAUDITED)
         DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

                          QUARTER ENDED             YEAR-TO-DATE
                      06/30/07     06/30/06     06/30/07     06/30/06
                     ----------   ----------   ----------   ----------
  AVERAGE BALANCES

 Total Assets        $1,192,780   $1,154,272   $1,198,792   $1,133,050
 Loans, Net of
  Reserves              929,996      896,880      922,854      879,648
 Deposits             1,019,149      981,730    1,026,235      963,305
 Stockholders'
  Equity                 79,599       70,543       78,580       69,751

  ASSET QUALITY

 Nonperforming
  Loans              $    5,431   $    6,220   $    5,431   $    6,220
 Nonperforming
  Assets                  6,865        9,155        6,865        9,155
 Net Loan Chg-offs
  (Recoveries)              437          149        1,170        1,073
 Reserve for Loan Loss
  to Gross Loans           1.33%        1.28%        1.33%        1.28%
 Reserve for Loan Loss
  to Non-performing
  Loans                  232.87%      187.43%      232.87%      187.43%
 Reserve for Loan Loss
  to Non-performing
  Assets                 184.22%      127.34%      184.22%      127.34%
 Net Loan Chg-offs
  (Recoveries) to Avg
  Gross Loans              0.05%        0.02%        0.13%        0.12%
 Nonperforming Loans to
  Gross Loans              0.57%        0.68%        0.57%        0.68%
 Nonperforming Assets to
  Total Assets             0.57%        0.78%        0.57%        0.78%
 Nonperforming Assets to
  Loans and Other Real
  Estate                   0.72%        1.00%        0.72%        1.00%

 Quarterly Comparative Data (in thousands, except per share data)

              2Q2007      1Q2007      4Q2006      3Q2006      2Q2006
            ----------  ----------  ----------  ----------  ----------
 Assets     $1,203,777  $1,191,407  $1,213,504  $1,186,382  $1,169,161
 Loans         940,786     917,984     929,783     926,332     900,781
 Deposits    1,021,743   1,024,632   1,042,446   1,016,327   1,005,086
 Equity         79,858      78,553      76,611      74,352      71,051
 Net Income      2,702       2,474       2,611       2,622       2,610
 Net Income
  Per
  Share (1)       0.38        0.34        0.36        0.36        0.36
 Dividends
  Declared
  Per
  Share (1)       0.09      0.0875       0.085      0.0825        0.08

 Key Performance Ratios

                        2Q2007    1Q2007    4Q2006    3Q2006    2Q2006
                        ------    ------    ------    ------    ------
 Return on Assets        0.91%     0.82%     0.87%     0.90%     0.90%
 Return on Equity       13.58%    12.76%    13.83%    14.45%    14.80%
 Equity/Assets           6.63%     6.59%     6.31%     6.27%     6.08%
 Net Interest Margin     3.86%     3.70%     3.70%     3.93%     3.95%

 Consolidated Balance Sheets Colony Bankcorp, Inc.
  (in thousands)
                                                      June 30,
                                             ------------------------
                                                 2007          2006
                                              ----------    ----------
  ASSETS                                            (unaudited)
 Cash and Cash Equivalents
  Cash and Due from Banks                     $   28,128    $   22,554
  Federal Funds Sold                              16,705        51,830
                                              ----------    ----------
                                                  44,833        74,384
                                              ----------    ----------
 Interest-Bearing Deposits                         2,199         2,914
                                              ----------    ----------
 Investment Securities
  Available for Sale, at Fair Value              155,305       130,155
  Held for Maturity, at Cost (Fair Value of
   $67 and $75 as of  June 30, 2007 and
   June 30, 2006, Respectively)                       67            75
                                              ----------    ----------
                                                 155,372       130,230
                                              ----------    ----------
 Federal Home Loan Bank Stock, at Cost             5,465         5,109
                                              ----------    ----------
 Loans Held for Sale                                 380            --
                                              ----------    ----------
 Loans                                           953,494       912,913
  Allowance for Loan Losses                      (12,647)      (11,658)
  Unearned Interest and Fees                        (441)         (474)
                                              ----------    ----------
                                                 940,406       900,781
                                              ----------    ----------
 Premises and Equipment                           27,607        27,651
                                              ----------    ----------
 Other Real Estate                                 1,434         2,935
                                              ----------    ----------
 Goodwill                                          2,412         2,412
                                              ----------    ----------
 Other Intangible Assets                             420           469
                                              ----------    ----------
 Other Assets                                     23,249        22,276
                                              ----------    ----------
 Total Assets                                 $1,203,777    $1,169,161
                                              ----------    ----------
 LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits
  Noninterest-Bearing                         $   75,069    $   73,624
  Interest-Bearing                               946,674       931,462
                                              ----------    ----------
                                               1,021,743     1,005,086
                                              ----------    ----------
 Borrowed Money
  Federal Funds Purchased                            900            --
  Subordinated Debentures                         24,229        24,229
  Other Borrowed Money                            69,500        62,117
                                              ----------    ----------
                                                  94,629        86,346
                                              ----------    ----------
 Other Liabilities                                 7,547         6,678
                                              ----------    ----------
 Stockholders' Equity
  Common Stock, Par Value $1, Authorized
   20,000,000 Shares, Issued 7,204,775 and
   7,190,535 Shares as of June 30, 2007 and
   June 30, 2006, Respectively                     7,205         7,191
  Paid in Capital                                 24,503        24,210
  Retained Earnings                               50,066        42,388
  Restricted Stock- Unearned Compensation           (411)         (418)
  Accumulated Other Comprehensive Loss,
   Net of Tax                                     (1,505)       (2,320)
                                              ----------    ----------
                                                  79,858        71,051
                                              ----------    ----------
 Total Liabilities and Stockholders' Equity   $1,203,777    $1,169,161
                                              ==========    ==========

 Consolidated Statements of Income Colony Bankcorp, Inc.
 (in thousands except per share data)
 (unaudited)
                               Quarter               Year-to-Date
                          Three Months Ended       Six Months Ended
                         06/30/07    06/30/06    06/30/07    06/30/06
                         ----------  ---------   ---------   ---------
 Interest Income
   Loans, Including
    Fees                 $  20,420   $  18,652   $  40,188   $  35,405
   Federal Funds Sold          336         517         967         996
   Deposits with Other
    Banks                       34          36          75          54
   Investment Securities
    U. S. Government
     Agencies                1,573       1,182       3,117       2,346
    State, County and
     Municipal                 137          88         271         179
    Corporate Obligations/
     Asset-Backed Sec.          63          37         126          73
   Dividends on Other
    Investments                 73          69         149         128
                         ---------   ---------   ---------   ---------
                            22,636      20,581      44,893      39,181
                         ---------   ---------   ---------   ---------

 Interest Expense
  Deposits                  10,673       8,662      21,280      16,176
  Federal Funds Purchased       31           7          37          16
  Borrowed Money             1,107       1,232       2,300       2,376
                         ---------   ---------   ---------   ---------
                            11,811       9,901      23,617      18,568
                         ---------   ---------   ---------   ---------
 Net Interest Income        10,825      10,680      21,276      20,613
  Provision for Loan
   Losses                      914       1,047       1,828       1,969
                         ---------   ---------   ---------   ---------
 Net Interest Income
  After Provision for
  Loan Losses                9,911       9,633      19,448      18,644
                         ---------   ---------   ---------   ---------

 Noninterest Income
  Service Charges on
   Deposits                  1,214       1,155       2,332       2,187
   Other Service Charges,
    Commissions and Fees       239         203         485         418
   Mortgage Fee Income         286         213         538         336
   Securities Gains              2          --         186          --
   Other                       315         447         625         685
                         ---------   ---------   ---------   ---------
                             2,056       2,018       4,166       3,626
                         ---------   ---------   ---------   ---------

 Noninterest Expense
  Salaries and Employee
   Benefits                  4,687       4,247       9,229       8,326
  Occupancy and Equipment    1,010       1,003       2,011       1,988
  Other                      2,268       2,349       4,634       4,372
                         ---------   ---------   ---------   ---------
                             7,965       7,599      15,874      14,686
                         ---------   ---------   ---------   ---------

 Income Before Income
  Taxes                      4,002       4,052       7,740       7,584
 Income Taxes                1,300       1,442       2,564       2,665
                         ---------   ---------   ---------   ---------
 Net Income              $   2,702   $   2,610   $   5,176   $   4,919
                         =========   =========   =========   =========
 Net Income Per Share
  of Common Stock
    Basic                $    0.38   $    0.36   $    0.72   $    0.69
                         =========   =========   =========   =========
    Diluted              $    0.38   $    0.36   $    0.72   $    0.69
                         =========   =========   =========   =========
 Weighted Average
  Basic Shares
  Outstanding            7,187,587   7,176,258   7,184,576   7,173,332
                         =========   =========   =========   =========
 Weighted Average
  Diluted Shares
  Outstanding            7,197,645   7,177,367   7,196,193   7,175,018
                         =========   =========   =========   =========

CONTACT: Colony Bankcorp, Inc.
         Terry L. Hester, Chief Financial Officer
         (229) 426-6002